UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2013

Whitestone REIT Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

Delaware	000-53966	76-0594968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial information

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2013 Whitestone REIT (the “Company”) announced its financial results for the three months ended March 31, 2013. A copy of the Company’s May 6, 2013 press release is furnished as Exhibit 99.1 to this current report on Form 8-K. A copy of the Company’s Quarterly Operating and Financial Supplemental Package is furnished as Exhibit 99.2 to this current report on Form 8-K. The information contained in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed or to be filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Exhibits

(d) Exhibits.

99.1    Press release of Whitestone REIT, dated May 6, 2013.

99.2    Quarterly Supplemental Operating and Financial Data Package for Whitestone REIT for the three months ended March 31, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT Operating Partnership, L.P.
(Registrant)
By: Whitestone REIT, its General Partner

Date:	May 6, 2013	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release of Whitestone REIT, dated May 6, 2013.
99.2	Quarterly Supplemental Operating and Financial Data for Whitestone REIT for the three months ended March 31, 2013.